UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Global Bond Fund

(formerly Scudder Global Bond Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the DWS Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current objectives. Prior to that date, the Fund's investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Global Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.92%	-.11%	3.84%	6.29%	4.76%
Class B	1.39%	-.97%	2.91%	5.40%	3.90%
Class C	1.50%	-.96%	2.92%	5.42%	3.93%
Citigroup World Government Bond Index+	1.87%	-3.95%	4.89%	8.08%	5.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 9.52	$ 9.52	$ 9.51
10/31/05	$ 10.01	$ 10.01	$ 10.00
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .67	$ .63	$ .63
April Income Dividend	$ .0181	$ .0115	$ .0116
SEC 30-day Yield as of 4/30/06++	1.84%	1.10%	1.13%
Current Annualized Distribution Rate as of 4/30/06++	2.28%	1.45%	1.46%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.62%, 0.49% and 0.92% for Class A, B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.06%, 0.84% and 1.25% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Global Income Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	104	52
3-Year	66	of	94	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,539	$10,693	$12,957	$15,206
	Average annual total return	-4.61%	2.26%	5.32%	4.28%
Class B	Growth of $10,000	$9,627	$10,710	$12,906	$14,665
	Average annual total return	-3.73%	2.31%	5.24%	3.90%
Class C	Growth of $10,000	$9,904	$10,903	$13,020	$14,699
	Average annual total return	-.96%	2.92%	5.42%	3.93%
Citigroup World Government Bond Index+	Growth of $10,000	$9,605	$11,540	$14,746	$16,978
	Average annual total return	-3.95%	4.89%	8.08%	5.44%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the DWS Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current objectives. Prior to that date, the Fund's investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 59.20%.

Average Annual Total Returns as of 4/30/06
DWS Global Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	2.05%	.13%	4.06%	6.54%	5.03%
Class AARP	2.05%	.13%	4.07%	6.55%	5.02%
Citigroup World Government Bond Index+	1.87%	-3.95%	4.89%	8.08%	5.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 9.50	$ 9.51
10/31/05	$ 9.99	$ 10.00
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .69	$ .69
April Income Dividend	$ .0200	$ .0200
SEC 30-day Yield as of 4/30/06++	2.18%	2.17%
Current Annualized Distribution Rate as of 4/30/06++	2.53%	2.52%

++ The SEC yield is net investment income per share earned over the six months ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.86% and 1.94% for Class AARP and Class S respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.21% and 2.29% for Class AARP and Class S respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Global Income Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	50	of	104	48
3-Year	57	of	94	60
5-Year	39	of	77	50
10-Year	31	of	49	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,013	$11,268	$13,727	$16,333
	Average annual total return	.13%	4.06%	6.54%	5.03%
Class AARP	Growth of $10,000	$10,013	$11,271	$13,733	$16,327
	Average annual total return	.13%	4.07%	6.55%	5.02%
Citigroup World Government Bond Index+	Growth of $10,000	$9,605	$11,540	$14,746	$16,978
	Average annual total return	-3.95%	4.89%	8.08%	5.44%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,019.20	$ 1,013.90	$ 1,015.00	$ 1,020.50	$ 1,020.50
Expenses Paid per $1,000*	$ 7.11	$ 11.29	$ 11.29	$ 5.86	$ 5.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,017.75	$ 1,013.59	$ 1,013.59	$ 1,018.99	$ 1,018.99
Expenses Paid per $1,000*	$ 7.10	$ 11.28	$ 11.28	$ 5.86	$ 5.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Global Bond Fund	1.42%	2.26%	2.26%	1.17%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team (Anthony Fletcher, Annette Fraser, Brett Diment, Matthew Cobon, Nik Hart, Stephen Ilott and Ian Winship) discusses DWS Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2006.

Q: How did the global bond markets perform during the semiannual period?

A: The global bond markets produced a muted return for the past six months, as rising interest rates in the United States, along with the prospect of future interest-rate increases in Europe and Japan, weighed on the performance of short-term bonds worldwide. At the same time, demand from pension investors and global central banks led to stronger demand for long-term issues. The result, in most countries, was a "flattening" of the yield curve, or a reduction in the difference between short- and long-term rates. Another development of note was that emerging-markets bonds — which were helped by strong global growth, rising commodity prices and the hearty risk appetite of global investors — continued to be standout performers on a relative basis.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006, was 1.92%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return slightly exceeded the 1.87% return of its benchmark, the Citigroup World Government Bond Index. The average return of the 107 funds in its Lipper peer group, Global Income Funds category was 2.10%.1,2

1 The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Global Income Funds Category is comprised of funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. It is not possible to invest directly into a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What elements of your fixed-income positioning had the most important impact on performance?

A: The fund was underweight duration (or interest rate exposure) relative to the benchmark for the better part of the reporting period.3 Given the weakness in the global bond markets, this positioning was helpful to performance overall and particularly additive in the final fourth months of the period. In April, we elected to book profits on this position by bringing the fund's rate exposure closer to that of the benchmark. We are now in a wait-and-see mode, in the sense that we intend to keep an eye on economic data and other market cues to determine whether to maintain this more neutral position, increase exposure, or tactically reduce it once again.

An overweight position in the emerging markets was helpful to the fund's return given the strong performance of the asset class. Here, the fund's overweight position in Mexico made the largest positive contribution. The fund also held positions in Argentina, Malaysia, Ecuador, Russia, the Dominican Republic and Brazil. The emerging-markets position came, in part, as an alternative to holding investment-grade and high-yield corporate debt, and this too was a positive given that corporate bonds underperformed. Given the fact that increases in mergers and acquisitions activity, share buybacks and dividend payouts frequently have benefited stockholders at the expense of bondholders, we have opted to keep the fund's non-government bond exposure in higher-quality, reasonably valued issues.

Q: How did the fund's currency positioning affect performance?

A: Currency positioning was a slight negative. We have kept the fund positioned for dollar weakness, and although the dollar performed poorly in April, this downturn was "too little, too late" to make up for the shortfall generated earlier in the reporting period. We continue to believe that the dollar will weaken given the greater ambiguity over the path of US interest rates and the uncertainty over the sustainability of US economic growth. Furthermore, increasingly robust European data and the likelihood of higher interest rates in Japan will lead to higher yields outside the United States and thereby reduce the relative yield attractiveness of the US dollar — a key driver of the dollar's strength throughout 2005.4 As the yield advantage of investing in the United States versus other countries narrows, we believe the rising US trade and budget deficits will re-exert negative pressures on the currency once again, as was the case in 2004.

4 Interest rates tend to be one of the key drivers of currency performance: If rates are rising, or are expected to rise, at a faster pace than rates in other countries, that generally supports the currency.

Q: How has the fund been positioned in the major global bond markets?

A: In the United States, the portfolio was underweight in short-term bonds (which underperformed) in favor of longer-term issues (which outperformed), and this was helpful to performance. However, we elected to take profits and adopt a more market-neutral positioning as the period drew to a close.

In Europe, the situation is similar. While during the period we benefited from holding an underweight position in shorter-term issues, we believe bond markets have become less overvalued following the sharp rise in yields so far in 2006. Yields are still low on an absolute basis, however, and we believe the strength in the regional economy, coupled with the European Central Bank's clear bias to start moving interest rates higher, will prompt a measure of bond market weakness. We continue to favor longer-term issues in Europe: with yields now more attractive, we expect to see a resumption in the demand for long-dated bonds, which in turn could lead to further flattening of the yield curve. As a result, the fund is overweight in 30-year bonds and underweight in 10-year issues.

In Japan, the central bank announced the end to its "quantitative easing" policy, whereby it sought to stimulate growth by raising the money supply. It also appears that interest rates could be increased as soon as July. Our anticipation of these developments prompted us to take no position in Japanese short-term bonds and hold only an underweight position in the country's longer-term debt. Given that market yields soared (as prices fell), this underweight position proved helpful to performance. Combined with the likelihood of stronger growth and rising inflation, we believe that Japanese bond yields will continue to rise and that the yield curve could steepen, and the fund remains positioned accordingly.

The fund has been underweight in the UK market in favor of Europe in what we refer to as a "relative-value" trade. This positioning detracted from performance, as the UK market in fact outperformed Europe due to strong demand from pension funds. However, we continue to believe that long-dated UK issues remain expensive from the standpoint of both economic fundamentals and their value to European debt.

Q: Do you have any closing thoughts for shareholders?

A: The past six months, and indeed the past year, have brought a fairly clear picture for fixed-income investors: rising short-term rates in the United States and flatter yield curves worldwide. It appears that we are now heading into a period of higher ambiguity, meaning that the market's focus on economic data points and other news developments should have an increased impact on market performance. In a time of potentially higher volatility for the markets, we believe the fund will be well-served by our focus on research and emphasis on value.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical Exposure (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/06	10/31/05

Germany	28%	20%
Japan	17%	21%
US	12%	18%
France	11%	10%
Belgium	6%	7%
United Kingdom	4%	3%
Spain	3%	1%
Netherlands	3%	2%
Mexico	2%	1%
Other	14%	17%
	100%	100%
Interest Rate Exposure	4/30/06	10/31/05

Euro	49%	46%
US	26%	23%
Japan	16%	21%
Other Europe	5%	6%
Other Dollar Bloc	4%	4%
	100%	100%
Currency Exposure(a)	4/30/06	10/31/05

US	56%	63%
Euro	21%	9%
Japan	18%	15%
Other Europe	2%	8%
Other Dollar Bloc	3%	5%
	100%	100%

(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Foreign Denominated Debt Obligations 72.5%
Argentine Peso 0.3%
Republic of Argentina:
GDP Linked Note, 12/15/2035	2,278,324	67,257
5.83%, 12/31/2033 (PIK)	767,795	303,002
(Cost $306,372)		370,259
British Pound 3.5%
United Kingdom:
4.25%, 6/7/2032	860,000	1,549,434
5.0%, 9/7/2014	1,960,000	3,657,792
(Cost $5,366,849)		5,207,226
Canadian Dollar 1.5%
Government of Canada:
5.0%, 6/1/2014	1,250,000	1,157,697
Series WL43, 5.75%, 6/1/2029	970,000	1,012,624
(Cost $2,157,359)		2,170,321
Euro 47.9%
Bundesrepublic Deutschland:
Series 99, 3.75%, 1/4/2009	2,860,000	3,629,451
Series 03, 4.75%, 7/4/2034	1,710,000	2,350,893
Series 00, 5.25%, 1/4/2011	2,000,000	2,685,331
Series 00, 5.5%, 1/4/2031	3,960,000	5,974,817
Series 94, 6.25%, 1/4/2024	1,840,000	2,924,920
Bundesschatzanweisungen, 2.75%, 12/14/2007	10,630,000	13,290,464
Buoni Poliennali Del Tes, 6.0%, 5/1/2031	450,000	689,874
Government of France:
2.5%, 7/12/2010	6,300,000	7,590,927
5.75%, 10/25/2032	4,280,000	6,700,485
Government of Ireland, 4.5%, 4/18/2020	1,380,000	1,812,190
Government of Spain, 2.9%, 10/31/2008	3,750,000	4,665,430
KFW Group, 3.5%, 4/17/2009	1,700,000	2,137,692
Kingdom of Belgium, Series 35, 5.75%, 9/28/2010	6,460,000	8,819,986
Netherlands Government, 2.75%, 1/15/2009	3,010,000	3,724,435
Republic of Germany, Series 140, 4.5%, 8/17/2007	3,095,000	3,965,148
United Mexican States, Series A, 5.5%, 2/17/2020	115,000	147,986
(Cost $70,942,349)		71,110,029
Japanese Yen 15.6%
Government of Japan:
Series 13, 0.5%, 6/20/2006	468,000,000	4,113,842
Series 50, 0.8%, 9/20/2010	818,000,000	7,044,635
Series 269, 1.3%, 3/20/2015	598,000,000	5,006,158
Series 64, 1.9%, 9/20/2023	171,000,000	1,443,805
Series 13, 2.0%, 12/20/2033	49,000,000	392,024
Series 74, 2.1%, 12/20/2024	604,000,000	5,220,254
(Cost $23,403,921)		23,220,718
Malaysian Ringgit 1.3%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,879,158)	6,900,000	1,906,717
Mexican Peso 1.4%
Mexican Bonds, Series M-20, 8.0%, 12/7/2023 (Cost $1,948,241)	25,020,000	2,097,000
Swedish Krona 1.0%
Kingdom of Sweden, Series 1037, 8.0%, 8/15/2007 (Cost $1,490,530)	10,750,000	1,557,042
Total Foreign Denominated Debt Obligations (Cost $107,494,779)		107,639,312

US Dollar Denominated Debt Obligations 18.5%
United States Dollar
Aries Vermogensverwaltung GmbH, Series C,Series REG S, 9.6%, 10/25/2014	500,000	623,340
Dominican Republic:
Series REG S, 8.625%, 4/20/2027 (PIK)	600,000	618,000
Series REG S, 9.04%, 1/23/2018 (PIK)	256,518	279,604
Federative Republic of Brazil, 8.75%, 2/4/2025	700,000	791,000
Government National Mortgage Association, 7.0%, with various maturities until 2/15/2029	158,331	164,404
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	810,000	306,180
GDP Linked Note, 12/15/2035	4,845,608	489,407
8.28%, 12/31/2033 (PIK)	1,481,075	1,473,670
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	1,590,000	1,717,200
Republic of Peru, 7.35%, 7/21/2025	1,790,000	1,770,310
Republic of Philippines:
7.75%, 1/14/2031	720,000	725,400
10.625%, 3/16/2025	250,000	323,125
Russian Federation:
Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	40,000	43,340
Series REG S, 11.0%, 7/24/2018	220,000	311,410
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	520,000	492,752
Series VII, 3.0%, 5/14/2011	630,000	555,219
United Mexican States, 8.3%, 8/15/2031	630,000	748,125
US Treasury Bond, 6.125%, 11/15/2027	510,000	562,833
US Treasury Notes:
3.375%, 11/15/2008 (a)	8,560,000	8,255,384
4.5%, 11/15/2010	7,430,000	7,306,068
Total US Dollar Denominated Debt Obligations (Cost $26,505,270)		27,556,771

	Shares	Value ($)

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 4.82% (b) (c) (Cost $8,517,200)	8,517,200	8,517,200

Cash Equivalents 6.7%
Cash Management QP Trust, 4.78% (d) (Cost $9,952,087)	9,952,087	9,952,087
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $152,469,336)+	103.4	153,665,370
Other Assets and Liabilities, Net	(3.4)	(5,084,251)
Net Assets	100.0	148,581,119

+ The cost for federal income tax purposes was $153,059,411. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $605,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,994,722 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,388,763.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $8,255,384 which is 5.6% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK: Denotes that all or a portion of the income is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $134,000,049) — including $8,255,384 of securities loaned	$ 135,196,083
Investment in Daily Assets Fund Institutional (cost $8,517,200)*	8,517,200
Investment in Cash Management QP Trust (cost $9,952,087)	9,952,087
Total investments in securities, at value (cost $152,469,336)	153,665,370
Foreign currency, at value (cost $5,598,919)	5,724,231
Net receivable on closed forward currency exchange contracts	18,249
Receivable for investments sold	1,959,656
Interest receivable	2,153,033
Receivable for Fund shares sold	16,158
Foreign taxes recoverable	4,960
Unrealized appreciation on forward foreign currency exchange contracts	127,163
Other assets	41,142
Total assets	163,709,962
Liabilities
Due to custodian bank	3,535,337
Payable for investments purchased	1,816,000
Payable upon return of securities loaned	8,517,200
Payable for Fund shares redeemed	207,662
Unrealized depreciation on forward foreign currency exchange contracts	779,232
Accrued management fee	115,527
Other accrued expenses and payables	157,885
Total liabilities	15,128,843
Net assets, at value	$ 148,581,119
Net Assets
Net assets consist of: Distributions in excess of net investment income	(333,530)
Net unrealized appreciation (depreciation) on: Investments	1,196,034
Foreign currency related transactions	(442,597)
Accumulated net realized gain (loss)	(5,965,845)
Paid-in capital	154,127,057
Net assets, at value	$ 148,581,119

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($31,751,149 ÷ 3,335,315 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.52
Maximum offering price per share (100 ÷ 95.5 of $9.52)	$ 9.97

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,966,283 ÷ 311,681 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 9.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,226,903 ÷ 339,140 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.51
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,948,018 ÷ 415,538 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.50
Class S Net Asset Value, offering and redemption price(a) per share ($106,688,766 ÷ 11,213,286 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.51

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Interest (net of Foreign taxes of $4,294)	$ 2,213,804
Interest — Cash Management QP Trust	43,524
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,510
Total Income	2,262,838
Expenses: Management fee	574,031
Distribution service fees	74,278
Services to shareholders	214,132
Custodian and accounting fees	109,450
Auditing	36,849
Legal	9,092
Directors' fees and expenses	3,452
Reports to shareholders	21,000
Registration fees	29,909
Other	121,106
Total expenses before expense reductions	1,193,299
Expense reductions	(184,565)
Total expenses after expense reductions	1,008,734
Net investment income (loss)	1,254,104
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,572,266
Foreign currency related transactions	(1,200,462)
371,804
Net unrealized appreciation (depreciation) during the period on: Investments	1,967,027
Foreign currency related transactions	(585,346)
1,381,681
Net gain (loss) on investment transactions	1,753,485
Net increase (decrease) in net assets resulting from operations	$ 3,007,589

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 1,254,104	$ 3,204,853
Net realized gain (loss) on investment transactions	371,804	15,529,520
Net unrealized appreciation (depreciation) during the period on investment transactions	1,381,681	(16,283,783)
Net increase (decrease) in net assets resulting from operations	3,007,589	2,450,590
Distributions to shareholders from: Net investment income: Class A	(2,261,250)	(1,703,660)
Class B	(209,674)	(188,324)
Class C	(244,452)	(158,128)
Class AARP	(302,892)	(248,816)
Class S	(7,779,040)	(5,872,829)
Fund share transactions: Proceeds from shares sold	6,414,205	18,477,073
Reinvestment of distributions	8,885,596	6,758,629
Cost of shares redeemed	(20,689,096)	(38,973,336)
Redemption fees	2,486	4,630
Net increase (decrease) in net assets from Fund share transactions	(5,386,809)	(13,733,004)
Increase (decrease) in net assets	(13,176,528)	(19,454,171)
Net assets at beginning of period	161,757,647	181,211,818
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $333,530 and $9,209,674, respectively)	$ 148,581,119	$ 161,757,647

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.35	$ 10.13	$ 9.58	$ 9.29	$ 9.02
Income (loss) from investment operations: Net investment income[d]	.07	.17	.22	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.11	(.05)	.42	.65	.33	.29
Total from investment operations	.18	.12	.64	.90	.65	.43
Less distributions from: Net investment income	(.67)	(.46)	(.42)	(.35)	(.07)	(.11)
Tax return of capital	—	—	—	—	(.29)	(.05)
Total distributions	(.67)	(.46)	(.42)	(.35)	(.36)	(.16)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.52	$ 10.01	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[e]	1.92f**	.92[f]	6.71[f]	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	34	39	40	37	36
Ratio of expenses before expense reductions (%)	1.67*	1.51	1.43	1.39	1.36	1.40*
Ratio of expenses after expense reductions (%)	1.42*	1.33	1.31	1.39	1.36	1.40*
Ratio of net investment income (%)	1.54*	1.68	2.12	2.46	3.42	4.23*
Portfolio turnover rate (%)	182*	224	161	134	114	61

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income (loss) from investment operations: Net investment income[d]	.03	.09	.13	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.11	(.06)	.42	.66	.34	.28
Total from investment operations	.14	.03	.55	.83	.58	.40
Less distributions from: Net investment income	(.63)	(.37)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	—	(.23)	(.04)
Total distributions	(.63)	(.37)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.52	$ 10.01	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	1.39f**	.06[f]	5.74[f]	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	7	6	4
Ratio of expenses before expense reductions (%)	2.89*	2.49	2.43	2.19	2.17	2.20*
Ratio of expenses after expense reductions (%)	2.26*	2.18	2.17	2.19	2.17	2.20*
Ratio of net investment income (%)	.70*	.83	1.26	1.66	2.61	3.43*
Portfolio turnover rate (%)	182*	224	161	134	114	61

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income (loss) from investment operations: Net investment income[d]	.03	.09	.13	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.11	(.07)	.42	.66	.33	.28
Total from investment operations	.14	.02	.55	.83	.58	.40
Less distributions from: Net investment income	(.63)	(.37)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	—	(.23)	(.04)
Total distributions	(.63)	(.37)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.51	$ 10.00	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	1.50f**	(.04)[f]	5.76[f]	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	5	1	1
Ratio of expenses before expense reductions (%)	2.49*	2.30	2.24	2.17	2.15	2.18*
Ratio of expenses after expense reductions (%)	2.26*	2.17	2.16	2.17	2.15	2.18*
Ratio of net investment income (%)	.70*	.84	1.27	1.68	2.63	3.45*
Portfolio turnover rate (%)	182*	224	161	134	114	61

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return does not reflect the effect of any sales charges.

[f] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.99	$ 10.34	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Income (loss) from investment operations: Net investment income[c]	.08	.20	.24	.27	.34	.41
Net realized and unrealized gain (loss) on investment transactions	.12	(.06)	.43	.66	.34	.47
Total from investment operations	.20	.14	.67	.93	.68	.88
Less distributions from: Net investment income	(.69)	(.49)	(.45)	(.38)	(.08)	(.30)
Tax return of capital	—	—	—	—	(.31)	(.12)
Total distributions	(.69)	(.49)	(.45)	(.38)	(.39)	(.42)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.50	$ 9.99	$ 10.34	$ 10.12	$ 9.57	$ 9.28
Total Return (%)	2.05d**	1.17[d]	6.87[d]	9.80	7.54	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5	5	3	1
Ratio of expenses before expense reductions (%)	1.47*	1.31	1.20	1.14	1.09	1.13
Ratio of expenses after expense reductions (%)	1.17*	1.08	1.07	1.14	1.09	1.13
Ratio of net investment income (%)	1.79*	1.93	2.36	2.71	3.69	4.54
Portfolio turnover rate (%)	182*	224	161	134	114	61

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.35	$ 10.13	$ 9.57	$ 9.28	$ 8.83
Income (loss) from investment operations: Net investment income[c]	.08	.20	.24	.27	.34	.41
Net realized and unrealized gain (loss) on investment transactions	.12	(.06)	.43	.67	.34	.46
Total from investment operations	.20	.14	.67	.94	.68	.87
Less distributions from: Net investment income	(.69)	(.49)	(.45)	(.38)	(.08)	(.30)
Tax return of capital	—	—	—	—	(.31)	(.12)
Total distributions	(.69)	(.49)	(.45)	(.38)	(.39)	(.42)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.51	$ 10.00	$ 10.35	$ 10.13	$ 9.57	$ 9.28
Total Return (%)	2.05d**	1.16[d]	6.86[d]	9.90	7.54	10.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	115	128	135	137	138
Ratio of expenses before expense reductions (%)	1.39*	1.22	1.19	1.14	1.09	1.13
Ratio of expenses after expense reductions (%)	1.17*	1.08	1.07	1.14	1.09	1.13
Ratio of net investment income (%)	1.79*	1.93	2.36	2.71	3.69	4.54
Portfolio turnover rate (%)	182*	224	161	134	114	61

[a] For the six months ended April 30, 2006 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Bond Fund (formerly Scudder Global Bond Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (formerly Global/International Fund, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,512,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($1,848,000), October 31, 2007 ($2,576,000) and October 31, 2008 ($1,088,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $100,876,007 and $107,106,807, respectively. Purchases and sales of US Treasury obligations aggregated $31,354,664 and $39,555,296, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized effective rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Prior to December 1, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensated DeAMIS out of the management fee it received from the Fund.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

For the period from November 1, 2005 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.07%, 1.17%, 1.17%, 1.07% and 1.07% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Effective March 1, 2006 through February 28, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expense of each class at 1.32%, 2.17%, 2.17%, 1.07% and 1.07%, of average daily net assets for Class A, B, C, AARP and S shares respectively (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses).

Accordingly, for the six months ended April 30, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $28,645 and the amount imposed aggregated $545,386, which was equivalent to an annualized effective rate of 0.71% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend- paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 39,885	$ 34,874	$ 3,438
Class B	11,555	9,526	1,586
Class C	6,230	3,660	951
Class AARP	6,335	5,514	85
Class S	100,730	100,730	—
	$ 164,735	$ 154,304	$ 6,060

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006 the amount charged to the Fund by DWS-SFAC for accounting services aggregated $74,025, of which $17,670 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 12,068	$ 1,643
Class C	14,381	2,189
	$ 26,449	$ 3,832

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annual Effective Rate
Class A	$ 39,263	$ 5,905.24%
Class B	3,948	525.25%
Class C	4,618	701.24%
	$ 47,829	$ 7,131

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $748.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and Class C shares was $7,150 and $276, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, SDI received $435, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,400, of which $7,560 is unpaid at April 30, 2006.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $1,616, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2006, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	439,862	AUD	585,000	7/28/2006	$ 3,900
USD	1,240,530	CAD	1,400,000	7/28/2006	14,565
USD	6,534,521	EUR	5,190,000	7/28/2006	49,897
USD	3,491,191	JPY	396,100,000	7/28/2006	31,215
USD	89,021	JPY	10,100,000	7/28/2006	796
USD	192,616	NOK	1,200,000	7/28/2006	3,158
USD	540,184	PLN	1,680,000	7/28/2006	8,522
USD	660,390	CHF	830,000	7/28/2006	15,110
Total net unrealized appreciation					$ 127,163
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	2,200,000	USD	1,958,515	7/28/2006	$ (13,777)
EUR	1,200,000	USD	1,496,904	7/28/2006	(25,505)
EUR	994,954	USD	1,240,530	7/28/2006	(21,742)
EUR	1,200,000	USD	1,500,552	7/28/2006	(21,857)
EUR	34,140,000	USD	42,739,338	7/28/2006	(591,447)
JPY	100,000,000	USD	888,834	7/28/2006	(438)
MXN	23,520,000	USD	2,093,924	7/28/2006	(17,962)
GBP	2,220,000	USD	3,966,974	7/28/2006	(86,504)
Total net unrealized depreciation					$ (779,232)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Francs EUR Euro GBP Pound Sterling JPY Japanese Yen MXN Mexican Peso NOK Norwegian Krone PLN Polish Zloty USD United States Dollar

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	319,486	$ 3,047,073	704,109	$ 7,273,065
Class B	42,669	408,784	108,066	1,123,084
Class C	79,952	762,411	236,971	2,440,821
Class AARP	34,402	327,041	128,662	1,328,364
Class S	195,617	1,868,896	611,287	6,311,739
		$ 6,414,205		$ 18,477,073
Shares issued to shareholders in reinvestment of distributions
Class A	190,007	$ 1,804,409	132,387	$ 1,368,092
Class B	17,923	170,144	14,872	153,934
Class C	22,594	214,274	13,684	141,553
Class AARP	28,199	267,293	21,704	223,779
Class S	677,637	6,429,476	471,861	4,871,271
		$ 8,885,596		$ 6,758,629
Shares redeemed
Class A	(590,087)	$ (5,643,294)	(1,145,346)	$ (11,790,797)
Class B	(115,309)	(1,110,320)	(274,353)	(2,819,395)
Class C	(175,346)	(1,672,749)	(234,822)	(2,417,405)
Class AARP	(130,392)	(1,254,647)	(168,385)	(1,730,494)
Class S	(1,151,125)	(11,008,086)	(1,960,216)	(20,215,245)
		$ (20,689,096)		$ (38,973,336)
Redemption fees		$ 2,486		$ 4,630
Net increase (decrease)
Class A	(80,594)	$ (791,290)	(308,850)	$ (3,148,639)
Class B	(54,717)	(531,340)	(151,415)	(1,542,244)
Class C	(72,800)	(696,003)	15,833	165,083
Class AARP	(67,791)	(660,244)	(18,019)	(178,208)
Class S	(277,871)	(2,707,932)	(877,068)	(9,028,996)
		$ (5,386,809)		$ (13,733,004)

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Global Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	52,659,682.189	3,062,663.141
Dawn-Marie Driscoll	52,589,148.484	3,133,196.846
Keith R. Fox	52,623,121.469	3,099,223.861
Kenneth C. Froewiss	52,624,460.924	3,097,884.406
Martin J. Gruber	52,509,691.342	3,212,653.988
Richard J. Herring	52,575,945.879	3,146,399.451
Graham E. Jones	52,450,381.693	3,271,963.637
Rebecca W. Rimel	52,609,490.997	3,112,854.333
Philip Saunders, Jr.	52,459,228.550	3,263,116.780
William N. Searcy, Jr.	52,551,379.260	3,170,966.070
Jean Gleason Stromberg	52,601,338.102	3,121,007.228
Carl W. Vogt	52,544,896.095	3,177,449.235
Axel Schwarzer	52,536,885.827	3,185,459.503

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,763,985.487	425,628.505	401,396.590	1,862,568.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,652,831.635	536,482.354	401,696.593	1,862,568.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,648,751.201	535,845.724	406,413.657	1,862,568.000

The meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-C. Approval of Amended and Restated Articles of Incorporation. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,353,183.439	2,393,353.977	2,781,281.570	7,820,281.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	233379 866	233379 858	233379 841
Fund Number	461	661	761
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	2161	2061

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006